Exhibit 99.4

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION
                         ------------------------------

In re                               )

CARDIAC CONTROL SYSTEMS, INC.,      )         Case No.:  99-06852-3P1

                           Debtor.  )

                                    )
------------------------------------

                            NOTICE OF FILING DEBTOR'S
                         FINANCIAL REPORT FOR THE PERIOD
                   DECEMBER 1, 1999 THROUGH DECEMBER 31, 1999
                   ------------------------------------------

     Debtor, Cardiac Control Systems, Inc. gives notice of the filing of the attached monthly financial reports for the period December 1, 1999 through December 31, 1999. STUTSMAN & THAMES, P.A.

                                    By        /s/ Nina M. LaFleur
                                      ------------------------------------------
                                              Nina M. LaFleur

                                    Florida Bar Number 0107451
                                    121 West Forsyth St., Suite 600
                                    Jacksonville, Florida  32202
                                    (904) 358-4000
                                    (904) 358-4001 (Facsimile)

                                     Attorneys for Cardiac Control Systems, Inc.

                             Certificate of Service
                             ----------------------

     I certify that a copy of the foregoing notice, together with a copy of the debtor's monthly financial report for December, 1999 were furnished by mail to the Office of the United States Trustee, Suite 620, 135 W. Central Boulevard, Orlando, Florida 32801; Jeffry R. Jontz, Esq., Carlton, Fields, Ward, Emmanual, Smith & Cutler, P.A., 255 S. Orange Avenue, Post Office Box 1171, Orlando, Florida 32802; and to David E. Otero, Esq., Akerman, Senterfitt, 50 North Laura Street, Suite 2750, Jacksonville, Florida 32202 on this 19th day of January, 2000.

                                    By        /s/ Nina M. LaFleur
                                      ------------------------------------------
                                              Attorney

                         UNITED STATES BANKRUPTCY COURT
                           MIDDLE DISTRICT OF FLORIDA
                              JACKSONVILLE DIVISION


                                           CASE NO: 99-06852-3P1
IN RE

CARDIAC CONTROL SYSTEMS, INC.              JUDGE GEORGE L. PROCTOR

DEBTOR                                     CHAPTER 11


                  DEBTOR'S MONTHLY FINANCIAL REPORTS (BUSINESS)

                                 FOR THE PERIOD

                   FROM December 1, 1999 TO December 31, 1999

Comes now the above-named debtor and files its Periodic Financial Reports in accordance with the guidelines established by the United States Trustee and FRBP 2015.

                                        ---------------------------------------
                                        Stutsman & Thames PA
                                        Attorney for Debtor

Debtor's Address                        Attorney's Address
and Phone Number                        and Phone Number

PO Box 353339,                          121 West Forsyth Street, Suite 600
PALM COAST FL 32135-3339                Jacksonville FL  32202
904-445-5476                            904-358-4000

                                               MONTHLY FINANCIAL REPORT FOR BUSINESS
                                               -------------------------------------


         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

Date of Petition  September 3, 1999
                                                                             CURRENT MONTH             CUMULATIVE
                                                                             -------------             ----------
                                                                                                    PETITION TO DATE
                                                                                                    ----------------
1.      CASH AT BEGINNING OF PERIOD                                                 $14,194.36                $963.56
                                                                          --------------------------------------------
2.      RECEIPTS
            A.  Cash Sales (List attached)                                           $2,500.00              $5,968.00
                 Less:  Cash Discount re Shree LOC                                  ($1,500.00)            ($1,500.00)
            B.  Collection on Postpetition A/R                                                              $7,405.05
            C.  Collection on Prepetition A/R                                       $64,900.00             $84,451.11
            D.  Other Receipts (List attached)                                                             $42,277.74
                                                                          --------------------------------------------
3.      TOTAL RECEIPTS                                                                                    $138,601.90
                                                                                    $65,900.00
                                                                          --------------------------------------------
4.         TOTAL CASH AVAILABLE FOR OPERATIONS      (Line 1 + Line 3)               $80,094.36            $139,565.46
                                                                          --------------------------------------------
5.      DISBURSEMENTS
            A.  US Trustee Quarterly Fees                                                                     $250.00
            B.  Net Payroll                                                          $7,764.35             $19,764.35
            C.  Payroll Taxes Paid
            D.  Sales and Use taxes
            E.  Other Taxes                                                                                    $17.25
            F.  Rent
            G.  Other Leases (Attachment 3)
            H.  Telephone
            I.  Utilities
            J.  Travel and Entertaining
            K.  Vehicle Expenses
            L.  Office Supplies
            M.  Advertising
            N.  Insurance (Attachment 7)
            O.  Purchases of Fixed Assets
            P.  Purchases of Inventory
            Q.  Manufacturing Supplies
            R.  Repairs and Maintenance (List Attached)                              $1,000.00              $5,519.57
            S.  Payments to Secured Creditors                                       $50,120.00             $89,591.11
            T.  Other Operating Expenses (List Attached)                               $429.92              $3,643.09
                                                                          --------------------------------------------
6.      TOTAL CASH DISBURSEMENTS                                                    $59,314.27            $118,785.37
                                                                          --------------------------------------------
7.      ENDING CASH BALANCE (Line 4 - Line 6)                                       $20,780.09             $20,780.09
                                                                          --------------------------------------------
                     I declare under penalty of perjury that this statement and the accompanying documents and reports are true and correct to the best of my knowledge and belief.

         This seventeenth day of January, 2000
                                                                                /s/ W. Alan Walton
                                                                     -------------------------------------------
                                                                                W. Alan Walton
                  Reconciliation
                  Petty Cash Balance                                       $8.32
                  Bank of America DIP A/C Balance                     $20,771.77
                                                                     -----------
                  Ending Cash Balance Line 7.                         $20,780.09
                                                                     ===========




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


                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                    CASH RECEIPTS AND PAYMENTS
                                                    --------------------------

                             Name of Debtor: Cardiac Control Systems, Inc.          Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

A.       Cash Sales                                        ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                           ------------------------------------
Date                          Payor                  Reason                          Petty Cash          Bank of          TOTAL
----                          -----                  ------                          ----------          -------          -----
                                                                                                       America DIP
                                                                                                       -----------


29-Dec-99 Jeanne Steele                            Sale of two sterilizers                                $2,500.00      $2,500.00

                                                                                                       ----------------------------
                                                                                                          $2,500.00      $2,500.00
                                                                                                       ----------------------------

B.       Collection on Postpetition A/R                                 ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                        ------------------------------------
Date                          Payor                               Coast Business Credit                  Bank of          TOTAL
----                          -----                               ---------------------                  -------          -----
                                                                                                       America DIP
                                                                                                       -----------

                                                                  -----------------------------------------------------------------

                                                                  -----------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
C.       Collection on Prepetition A/R

Date                          Payor                                      Coast Business Credit         Bank of            TOTAL
----                          -----                                      ---------------------         -------            -----
                                                                                                     America DIP
                                                                                                     -----------

     6-Dec-99       ELA Paris                                                                            $25,500.00     $25,500.00
    10-Dec-99       Sound Shore Medical                                              $5,505.00                           $5,505.00

    13-Dec-99       Medtronic                                                                             $2,500.00      $2,500.00

    14-Dec-99       Global Referral Services   Re Pre-Petition A/R Sound                                    $400.00        $400.00
                                               Shore Medical Center

    14=Dec-99       Shree Pactronix            Early collection of                  $30,000.00                           30,000.00
                    Letter of Credit

    29-Dec-99       Florida Hospital                                                                        $995.00        $995.00
                                                                                   ------------------------------------------------
                                                                                    $35,505.00           $29,395.00     $64,900.00

     6-Dec-99       ELA Paris             Less Wire Transfer Fee                                            ($15.00)       ($15.00)
                                          ----

    14-Dec-99       Discount   allowed  on  Early  Remittance  of                  ($1,500.000)                         ($1,500.00)
                    Shree Letter of Credit (LOC)

                    Bank Fees on collection of Shree LOC
    14-Dec-99       Bank of India $160.00                                             ($385.00)                           ($385.00)
                    Bank One $225.00
                                                                                    ------------------------------------------------

                                                                                    $33,620.00           $29,380.00     $63,000.00
                                                                                    ------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
D.   Other Receipts                                                     ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                        ------------------------------------

Date                               Payor                                 Reason     Petty Cash         Bank of            TOTAL
----                               -----                                 ------     ----------         -------            -----
                                                                                                     America DIP
                                                                                                     -----------


                                                                                    ------------------------------------------------
                                                                                         $0.00                $0.00          $0.00
                                                                                    ------------------------------------------------

E.   Transfers Between Accounts                                 ACCOUNT INTO WHICH RECEIPT DEPOSITED
                                                                ------------------------------------
Date                                                                                   Petty Cash        Bank of          TOTAL
----                                                                                   ----------        -------          -----
                                                                                                       America DIP
                                                                                                       -----------




                                                                                    ------------------------------------------------
                                                                                         $0.00                $0.00          $0.00
                                                                                    ------------------------------------------------
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

                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------

                                                  5.T. OTHER OPERATING EXPENSES
                                                       ------------------------

         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

         Date                 Payee                                         Purpose                                      Payment
         ----                 -----                                         -------                                      -------
Bank of America
---------------

       6-Dec-99         ELA Paris Bank         Wire Transfer Fee                                                            $15.00

      31-Dec-99         Bank of America        Service Charges                                                              $21.18

Petty Cash:
-----------
       7-Dec-99         US Post Office         Book of 20* $0.33 Stamps                                                      $6.60
      15-Dec-99         Class A Graphics       Faxes to confirm Wire Transfer of $16,500 from                                $2.14
                                               Bank of America to CBC

Receipts Pre-Petition Collections, Coast Business Credit
--------------------------------------------------------
                    Bank of India   $160.00       Bank Fees on Shree Letter of Credit                                      $385.00
14-Dec-99           Bank One        $225.00
                                                                                                                       ------------
                                                                                                                       ------------
                                                                                                                           $429.92
                                                                                                                       ============
                          5. R. Repair and Maintenance

Bank of America
---------------
     6-Dec-99       Robert Consiglio           Fixing Lights, Ceiling Tiles and clearing building                        $1,000.00
                                                                                                                       ------------
                                                                                                                       ------------
                                                                                                                         $1,000.00
                                                                                                                       ============




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

                                         ADDENDUM TO MONTHLY FINANCIAL REPORT FOR BUSINESS
                                         -------------------------------------------------


                                                    CASH RECEIPTS AND PAYMENTS
                                                    --------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

     Date          Payor/Payee                                      Purpose                      Payment         Balance
     ----          -----------                                      -------                      -------         -------
   1-Dec-99                            Balance Brought Forward                                                      $17.06

   7-Dec-99     US Post Office         Book of 20* $0.33 Stamps                                      $6.60          $10.46

  15-Dec-99     Class A Graphics       Faxes to confirm Wire Transfer of $16,500 from Bank of        $2.14           $8.32
                                       America to CBC

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


                                                           ATTACHMENT 1
                                                           ------------


                                       MONTHLY ACCOUNTS RECEIVABLE AGING AND RECONCILIATION
                                       ----------------------------------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999


ACCOUNTS RECEIVABLE AT PETITION DATE                                                                  $225,115.40
                                                                                       ===========================
ACCOUNTS RECEIVABLE RECONCILIATION
 (Include                 all accounts receivable, pre-petition and
                          post-petition, including charge card sales which have
                          not been received):
                           Beginning of Month Balance                                                 $198,386.29
                  PLUS:    Current Month New Billings                                                       $0.00
                  LESS:    Collections During Month                                                    $64,900.00
                                                                                       ---------------------------
                           End of Month Balance                                                       $133,486.29
                                                                                       ===========================


                   AGING: (Show the total amount for each group of accounts incurred since filing the petition)

      0-30 Days               31-60 Days              61-90 Days           Over 90 Days                                Total

                $0.00                                                                                                   $0.00
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Billings this month
        Date                     Name                                                           Amount

                                                                                       ---------------------------
                                                                                       ---------------------------
Monthly Total                                                                                               $0.00
                                                                                       ===========================


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
                                                           ATTACHMENT 2
                                                           ------------

                                       MONTHLY ACCOUNTS PAYABLE AND SECURED PAYMENTS REPORT
                                       ----------------------------------------------------

         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

In the space below list all invoices or bills incurred and not paid since the filing of the petition.  Do not include amounts owed prior to filing the petition.

 Date Incurred      Days                 Vendor                        Description                 Detailed              Sub-Total
 -------------      -----                ------                        -----------                 ---------             ---------
                 Outstanding                                                                        Amount              Per Creditor
                 -----------                                                                        ------              ------------

   1-Oct-99          92       Phase II Document             Copier Rental Charge September,              $184.50           $184.50
                              Technologies                  1999
   22-Sep-99         99       BellSouth                     Post-petition telephone usage.               $759.97
   22-Oct-99         69       BellSouth                     Post-petition telephone usage.               $755.16
   22-Nov-99         39       BellSouth                     Post-petition telephone usage.               $370.56
   22-Dec-99          8       BellSouth                     Post-petition telephone usage.                $13.41         $1,899.10
   13-Oct-99         78       Florida Power & Light         Electricity 9/3/99 through                 $1,240.15
                              Company                       10/11/99
   9-Nov-99          52       Florida Power & Light         Electricity 10/11/99 through                 $586.11
                              Company                       11/9/99
   9-Dec-99          22       Florida Power & Light         Electricity 11/09/99 through                 $702.57         $2,528.83
                              Company                       12/9/99
   1-Oct-99          92       Eichhorn & Eichorn            Legal work re Point Medical                  $110.45           $110.45
                                   Corporation
   22-Oct-99         69       Florida Water Services        Water 9/06/99 to 10/06/99                    $501.65
   22-Nov-99         39       Florida Water Services        Water 10/7/99 to 11/08/99                    $500.00
                                   (Estimated)

                                The Florida Water Services bill for the period 10/7/99 to 11/08/99 is in the sum of $2,622.35 for a claimed measured usage of 273,000 gallons, compared to some $500.00 for measured usage of 2,500 gallons for earlier periods.
                   I have requested that the water meter reading be re-checked and have estimated the amount due for this period on the basis of usage during previous periods.

   20-Dec-99         10       Florida Water Services        Water 11/08/99 to 12/10/99                   $500.00         $1,501.65
                                   (Estimated)

                   The Florida Water Services bill for the period 11/8/99 to 12/10/99 is in the sum of $1,818.29 for a claimed measured usage of 170,300 gallons,
                             compared to some $500.00 for measured usage of 2,500 gallons for earlier periods.
                                 I have requested Richard R. Thames of Stutsman & Thames to demand corrected billing for the periods from 10/7/99 to 12/10/99. Florida

                              Water                         Services states that a
                                                            leaking shower outside
                                                            the building caused the
                                                            exceptional usage.

                              Florida                       Water Services has
                                                            reportedly re-read
                                                            the water and will
                                                            issue amended
                                                            billing.
   31-Dec-99                  United States Trustee         Chapter 11 Quarterly Fee                     $750.00           $750.00
                                                            European Patent Renewal Fees
   10-Dec-99                  Exter Polak & Charlouis B.V.  Errors 3,469.75 @ 0.9713 Errors=           $3,572.27         $3,572.27
                                                            $1
   31-Dec-99                  Beck & Tyvser                 Patent Protection                          $7,500.00         $7,500.00
   28-Sep-99         94       AT&T                          Long Distance telephone to                   $136.33
                                     9/28/99
   29-Oct-99         63       AT&T                          Long Distance telephone to                   $170.42           $306.75
                                    10/28/99
   17-Dec-99         14       WA Walton for week ended December 17, 1999                               $1,000.00
   17-Dec-99         14       WA Walton Compensation on collections to December 15, 1999               $2,764.35         $3,764.35
                                                                                               ------------------ -----------------
                                                                                                      $22,117.91        $22,117.91
                                                                                               ================== =================
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


                                                           ATTACHMENT 3
                                                           ------------

                                                 INVENTORY AND FIXED ASSETS REPORT
                                                 ---------------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999


                                                         INVENTORY REPORT
                                                         ----------------

INVENTORY BALANCE AT PETITION DATE                                                                           $8,000.00
                                                                                                     ==================
                                                                                                     ==================
INVENTORY RECONCILIATION:

         Inventory Purchased During Month                                                                        $0.00
         Inventory Balance at Beginning of Month                                                             $6,000.00
         Inventory Used or Sold                                                                                  $0.00
                                                                                                     ------------------
                                                                                                     ------------------
         Inventory Balance on Hand at End of Month                                                           $6,000.00
                                                                                                     ==================
                                                                                                     ==================

METHOD OF COSTING INVENTORY

         Estimated realizable value for finished products and hybrid circuits, nil value for raw materials etc.



                                                        FIXED ASSET REPORT
                                                        ------------------

FIXED ASSETS FAIR MARKET VALUE AT PETITION DATE                                                          $2,010,000.00
                                                                                                     ==================
(Includes Property, Plant and Equipment)






------------------------------------------------------------------------------------------------------------------------

FIXED ASSETS RECONCILIATION:

Fixed Asset Book Value at beginning of Month                                                             $2,007,920.00
         LESS:  Depreciation Expense                                                                             $0.00
         LESS:  Disposals                                                                                    $6,000.00
         PLUS:  New Purchases                                                                                    $0.00
                                                                                                    ------------------
                                                                                                    ------------------
Ending Monthly Balance                                                                                   $2,001,920.00
                                                                                                    ==================


                      BRIEF DESCRIPTION OF FIXED ASSETS PURCHASED OR DISPOSED OF DURING THE REPORTING PERIOD:

                                                                                      Proceeds          Estimated Disposal
                                                                                                              Value
                                                                                         $2,500.00             $6,000.00
            29-Dec-99               Sale of two sterilizers

                                                                                                    --------------------
                                                                                                               $6,000.00
                                                                                                    ====================

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

                                                           ATTACHMENT 4
                                                           ------------

                                                MONTHLY BANK ACCOUNT RECONCILIATION
                                                -----------------------------------



         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

              A separate sheet is required for each bank account, including all savings and investment accounts, i.e.
                              certificates of deposit, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America                                BRANCH Gov't Banking

                                           ACCOUNT NAME: - Cardiac Control Systems, Inc.
                                                  Debtor in Possession, 99-06852
                                                         Operating Account

                                                    ACCOUNT NUMBER 375 400 1378

                                                    PURPOSE OF ACCOUNT Checking

                     Beginning Balance                                              $14,177.30
                     Total of Deposits Made                                         $31,895.00
        6-Dec-99       ELA Paris Wire Transfer Fee                                      $15.00
                     Total Amount of Checks Written                                  $8,764.35
                     Wire Transfer to Secured Creditor,                             $16,500.00
        15-Dec-99      Coast Business Credit
                       Service Charges                                                  $21.18
                                                                             ------------------
                                                                             ------------------
                     Closing Balance                                                $20,771.77
                                                                             ==================
                                                                             ==================
                     Number of Last Check Written This Period                             1031
                     Number of First Check Written This Period                            1027
                     Total Number of Checks Written This Period                              5


                                                        INVESTMENT ACCOUNTS
                                                        -------------------

Type of Negotiable                          Face Value
------------------                          ----------
   Instrument
   ----------

        NONE



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

                                                   ATTACHMENT 5
                                                   ------------

                                                  CHECK REGISTER
                                                  --------------


         Name of Debtor:  Cardiac Control Systems, Inc.                         Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

      A  separate sheet is required for each bank account,
                      including all savings and investment accounts, i.e.
                      certificates of deposits, money market accounts, stocks and bonds, etc.

NAME OF BANK - Bank of America              BRANCH  Gov't Banking

                                    ACCOUNT NAME: Cardiac Control Systems, Inc.
                                          Debtor in Possession, 99-06852
                                                 Operating Account


                                            ACCOUNT NUMBER 375 400 1378

                                            PURPOSE OF ACCOUNT Checking

                   Account for All Check Numbers, Including Voided, Lost, Stopped Payment, Etc.

        Date            Check Number             Payee                              Purpose                             Amount
        ----            ------------             -----                              -------                             ------

      6-Dec-99              1027        Robert Consiglio         Fixing Lights, Ceiling Tiles and clearing              $1,000.00
                                                                 building
      6-Dec-99              1028        Alan J. Rabin            Work for Two weeks to                                  $2,000.00
                                                                 December 10, 1999
      6-Dec-99              1029        W. Alan Walton           Work for Two weeks to                                  $2,000.00
                                                                 December 10, 1999
     16-Dec-99              1030        Alan J. Rabin            Work for week ending                                   $1,000.00
                                                                 December 17, 1999
     16-Dec-99              1031        Alan J. Rabin            Compensation for collections to                        $2,764.35
                                                                 December 15, 1999

                                                                                                            ----------------------
                                                                                                                        $8,764.35
                                                                                                            ======================





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


                                             ATTACHMENT 6
                                             ------------

                                          MONTHLY TAX REPORT
                                          ------------------

Name of Debtor:  Cardiac Control Systems, Inc.                                  Case Number   99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

                                            TAXES PAID DURING THE MONTH
                                            ---------------------------

Report all post-petition taxes paid directly or deposited into the tax account.

                  Date                      Bank                       Description                        Amount
                  ----                      ----                       -----------                        ------







----------------------------------------------------------------------------------------------------------------------------------

                                                TAXES OWED AND DUE
                                                ------------------

   Report all unpaid post-petition taxes including Federal and State withholding
 FICA, State sales tax, property tax, unemployment tax, and State workmen's compensation. Date last tax return filed August 2, 1999, Period 1998.

     Name of Taxing Authority            Date Payment Due                       Description                            Amount
     ------------------------            ----------------                       -----------                            ------


Suzette Pellicer, Flagler                   31-Mar-00           1999 Tangible Personal Property Tax                       $4,986.62
County Tax Collector

          Reduced payments if paid by 11/30/99 $4,787.16; 12/31/99 $4,837.02; 1/31/2000 $4,886.89; 2/29/2000 $4,936.75.

State of Connecticut   ASAP                                     Corporate Taxes for 1998 and 1999                           $367.50

           Estimate of minimum corporate tax due, after deducting 1998 deposit of $250.00, made by Gary Galushko of the
                                    Connecticut Dept. of Revenue by telephone January 10, 1999.



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


                                                   ATTACHMENT 7
                                                   ------------

                                     SUMMARY OF OFFICER OR OWNER COMPENSATION
                                     ----------------------------------------
                                   SUMMARY OF PERSONNEL AND INSURANCE COVERAGES
                                   --------------------------------------------

Name of Debtor:  Cardiac Control Systems, Inc.                                          Case Number 99-06852-3P1

                             Reporting Period beginning December 1, 1999 and ending December 31, 1999

 Report all compensation received during the month. Do not include reimbursement for expenses incurred for which you have receipts.

         Name of Officer or Owner                             Title                              Amount Paid
         ------------------------                             -----                              -----------

Alan J. Rabin                                        President and CEO                           $5,764.35

W. Alan Walton                                       Vice President and COO                      $2,000.00

----------------------------------------------------------------------------------------------------------------------------------

                                                         PERSONNEL REPORT
                                                         ----------------

                                                                                         Full Time           Part Time

        Number of Employees at beginning of period                                           0                   2
        Number hired during the period                                                       0                   0
        Number terminated or resigned during period                                          0                   0



        -----------------------------------------------------------------------------------------------------------

                                                    CONFIRMATION OF INSURANCE
                                                    -------------------------

                   List all policies of insurance in effect, including but not limited to workers' compensation, liability, fire, theft, comprehensive, vehicle, health and life.

      Carrier           Agent and Phone Number                                          Expiration Date       Date Premium Due
      -------           ----------------------                                          ---------------       ----------------




                              THERE IS NO CURRENT INSURANCE COVERAGE BY CARDIAC CONTROL SYSTEMS, INC.

            The building at 3 Commerce Boulevard, Palm Coast, Florida 32164 is insured for $1,960,000 and the contents of the building are insured for $150,000 by and for the benefit of the mortgage holder, Finova Mezzanine Capital, Inc.


                                  ATTACHMENT 8
                                  ------------

                SIGNIFICANT DEVELOPMENTS DURING REPORTING PERIOD
                ------------------------------------------------



The following significant events occurred during the reporting period December 1, 1999 through December 31, 1999.

1. Made net accounts receivable collections of $63,000, after deducting discounts and bank fees totaling $1,900. Major collections were ELA Paris, $25,500 and Shree Pacetronix (India), $30,000.

2. Paid $50,120 to Secured Creditor, Coast Business Credit.

3. Held telephone conferences with Ross, Forster, Scillia & Brooks, the broker appointed to facilitate the sale of the company shell.

4. Further discussions with Coast and FINOVA relating to the proposed agreement on sale of intellectual property. Their comments were then communicated to the proposed purchaser of this property.

5 Initiated process to maintain filings on intellectual property. Negotiated with Robert Beck of Beck and Tyvser re legal representation on this process.

6. Discussions on the proposed sale of 3 Commerce Boulevard, Palm Coast, Florida. There is one serious prospective purchaser and a second interested party.

We anticipate filing a Plan of Reorganization and Disclosure Statement on or before
      ----------------------------.